EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         As independent public accountants, we hereby consent to the use of our report (and all references to our firm) included in or made a part of this registration statement.


                                                        /s/ ARTHUR ANDERSON LLP


Boston, Massachusetts
January 19, 2000